UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2021

THERAPEUTICS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	85-0800493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Berkeley Street, 18th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 778.2500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	RACA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On March 15, 2021, Therapeutics Acquisition Corp. d/b/a Research Alliance Corp. I (“RACA”) made available an investor webinar (the “Webinar”) with POINT BioPharma Inc. (“POINT”) regarding the proposed business combination (the “Business Combination”) between RACA and POINT.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Webinar. A copy of the Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), dated March 15, 2021, by and among RACA, Bodhi Merger Sub, Inc. and POINT, related to the Business Combination will be attached as an Amendment of Form 8-K/A to RACA’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2021 within four (4) business days of the date thereof as Exhibit 2.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01         Other Events

The information included under Item 7.01 above is incorporated herein by reference.

Important Information About the Merger and Where to Find It

A full description of the terms of the Business Combination will be provided in the registration statement on Form S-4 (the “S-4 Registration Statement”) to be filed with the SEC by RACA, which will include a prospectus with respect to RACA’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of RACA to vote on the Business Combination. RACA urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about RACA, POINT and the Business Combination. After the S-4 Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of RACA as of a record date to be established for voting on the proposed Business Combination. Once available, stockholders will also be able to obtain a copy of the S-4 Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Therapeutics Acquisition Corp., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the S-4 Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

RACA and POINT and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of RACA is set forth in RACA’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on July 9, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Therapeutics Acquisition Corp., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RACA’s stockholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business Combination, the initial market capitalization of the combined company following the Closing and the benefits of the Business Combination, as well as statements about the potential attributes and benefits of POINT’s product candidates and the format and timing of POINT’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from RACA’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against RACA or POINT following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on POINT’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of RACA’s Class A Common Stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that RACA or POINT may be adversely affected by other economic, business, and/or competitive factors. and other risks and uncertainties, including those to be included under the header “Risk Factors” in the S-4 Registration Statement to be filed by RACA with the SEC and those included under the header “Risk Factors” in the final prospectus of RACA related to its initial public offering. Most of these factors are outside RACA’s and POINT’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Transcript of Webinar, dated March 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2021	THERAPEUTICS ACQUISITION CORP.
	By:	/s/ Matthew Hammond
	Name:	Matthew Hammond
	Title:	Chief Financial Officer